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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 20, 2001

                         HALL KINION & ASSOCIATES, INC.
             (Exact Name of Registrant as Specified in its Charter)

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
           DELAWARE                       000-22869                      77-0337705
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer Identification No.)
        Incorporation)
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                             2570 North First Street
                                    Suite 400
                           San Jose, California 95131
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (408) 895-5200

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Item 5. Other Events.

         On December 20, 2001, Hall, Kinion & Associates, Inc., a Delaware corporation (the "Company"), announced preliminary fourth quarter financial results for the quarter ended December 30, 2001. A copy of the Company's press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

         The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements concerning, among other things, the Company's expected financial performance for the fourth fiscal quarter contained in the press release are "forward-looking" rather than "historic." The Company disclaims any obligation to update forward-looking statements contained in the press release. The press release also states that a more thorough discussion of certain factors which may affect the Company's operating results is included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and other filings made with the Securities & Exchange Commission which are on file with the Securities and Exchange Commission and available at the Securities and Exchange Commission's website (http://www.sec.gov).

Item 7. Financial Statements, Pro Forma and Exhibits.

(c)  Exhibits

        Exhibit No.    Description
        -----------    -----------
        99.1           Press Release issued December 20, 2001.

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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated as of December 20, 2001

                                       HALL, KINION & ASSOCIATES, INC.

                                       By: /s/ Martin Kropelnicki
                                           -------------------------------------
                                           Martin Kropelnicki
                                           Vice President and Chief Financial
                                           Officer

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                                  EXHIBIT INDEX

        Exhibit No.    Description
        -----------    -----------
        99.1           Press Release issued December 20, 2001.